                                 EXHIBIT 16(b)

                              Powers of Attorney

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ James M. Middleton                  April 11, 2000
-----------------------------           ------------------------------
James M. Middleton                      Date
Vice Chairman, President and
Chief Executive Officer


On this 11th day of April, 2000, before me, Leticia Rodriguez, the undersigned Notary Public, personally appeared James M. Middleton, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


My Commission Expires:                  Leticia Rodriguez
                                        ------------------------------
                                        Notary Public
       2-12-2002                        State of Texas
------------------------

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Bradford W. Rich                              4/26/00
---------------------------             ______________________________
Bradford W. Rich                        Date
Director

          26th                                     Barbara B. Charo
On this ________ day of April, 2000, before me, __________________________, the undersigned Notary Public, personally appeared Bradford W. Rich, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


My Commission Expires:                         Barbara B. Charo
                                        ______________________________
     7-27-2001                          Notary Public
____________________                    State of Texas

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Josue Robles, Jr.                            4/11/2000
--------------------------              ______________________________
Josue Robles, Jr.                       Date
Director

          11th                                       Barbara B. Charo
On this ________ day of April, 2000, before me, ____________________________, the undersigned Notary Public, personally appeared Josue Robles, Jr., known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


My Commission Expires:                       Barbara B. Charo
                                        ______________________________
    7-27-2001                           Notary Public
____________________                    State of Texas

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Michael J.C. Roth                   April 11, 2000
---------------------------             ------------------------------
Michael J.C. Roth                       Date
Director


On this 11th day of April, 2000, before me, Brenda C. Urban , the undersigned Notary Public, personally appeared Michael J.C. Roth, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


My Commission Expires:                  Brenda C. Urban
                                        -----------------------------
                                        Notary Public
    12-03-2003                          State of Texas
--------------------------

                               POWER OF ATTORNEY


STATE OF :    TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Senior Vice President and Treasurer of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia Toles and Dwain A. Akins, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Larkin W. Fields                    April 11, 2000
----------------------------            ------------------------------
Larkin W. Fields                        Date
Senior Vice President and Treasurer



On this 11th day of April, 2000, before me, Dora Zapata , the undersigned Notary Public, personally appeared Larkin W. Fields, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                  Dora Zapata
                                        ------------------------------
                                        Notary Public
    09-08-2002                          State of Texas
--------------------------